Exhibit 10.1

PLACEMENT AGENCY AGREEMENT

November 23, 2015

Applied DNA Sciences, Inc.

50 Health Sciences Drive

Stony Brook, New York 11790

Ladies and Gentlemen:

This letter (the “Agreement”) constitutes the agreement between Maxim Group LLC (“Maxim” or the “Placement Agent”) and Applied DNA Sciences, Inc. (the “Company”), that Maxim shall serve as the sole placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of registered shares (the “Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”) and unregistered warrants to purchase shares of Common Stock (the “Warrants” and collectively with the Shares, the “Securities”) directly to various investors. The terms of the Placement shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein shall be construed to provide either that Maxim has the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that Maxim’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Maxim to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Maxim with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement.  The sale of the Securities to any Purchaser will be evidenced by a purchase agreement (the “Securities Purchase Agreement”) between the Company and such Purchaser in a form reasonably acceptable to the Company and Maxim.  Prior to the signing of any Securities Purchase Agreement, officers of the Company will be available to answer inquiries from prospective Purchasers.

Notwithstanding anything herein to the contrary, in the event Maxim determines that any of the terms provided for hereunder shall not comply with a FINRA rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of Maxim to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company.

Section 1         COMPENSATION.  As compensation for the services provided by Maxim hereunder, the Company agrees to pay to Maxim:

(A)         A cash fee equal to: 7.0% of the gross proceeds received by the Company in the Placement, which shall be paid at the Closing of the Placement from the gross proceeds of the Shares sold; provided however, that the cash fee with respect to Shares sold by Maxim to any investor first introduced to Maxim by the Company for purposes of participating in the Placement (each, a “Company Investor”) will be 3.5%

of gross proceeds received by the Company with respect to the first $2,000,000 of Shares sold to Company Investors. The maximum gross proceeds that the Company Investors may invest in this Placement is $2,000,000.

(B)         Warrants to purchase that number of shares of Common Stock (the “Placement Agent Warrants”) equal to two percent (2.0%) of the aggregate number of the Shares sold in the Placement. Such Placement Agent Warrants shall have an exercise price equal to 115% of the offering price of the Shares, terminate on the five year anniversary of the Closing Date and otherwise have the same terms as the warrants (if any) issued to the investors in the Placement (or, if no warrants are issued to the investors, such other terms as the Company and Placement Agent shall mutually agree to on or before the date hereof1). Such warrants shall not be transferable for 180 days from the date of the Offering; and

Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees to reimburse Maxim for out-of-pocket expenses actually incurred, including the reasonable fees of legal counsel and all travel expenses approved in advance by the Company, subject to a cap of $90,000 (inclusive of any and all expense advances provided by the Company). In the event that this Agreement shall terminate prior to the consummation of the Placement, Maxim shall be entitled to reimbursement for its actual expenses subject to a cap of $90,000. All travel and lodging expenses of Maxim in excess of $5,000 shall be subject to approval by the Company. The Company will reimburse Maxim directly out of the Closing of the Placement. The Company also has agreed to provide a cash expense advance to Maxim, with such advance to be provided toward the cash placement fee. If the placement is terminated for any reason, any unused portion of the advance will be returned to the Company.

Section 2         REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agent that:

(A)         The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration No. 333-202432) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on March 10, 2015, for the registration under the Securities Act of the Shares. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule in all material respects. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Shares and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; if the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules and Regulations (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this

Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission. However, the Company anticipates that its eligibility to use the Registration Statement to register and offer securities, including the Shares, will expire on November 24, 2015, due to its anticipated inability to timely file the Form 8-K/A required in connection with the filing of the historical financial statements pertaining to the acquisition of Vandalia Research, Inc. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, the information set forth on Schedule 2(A), together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

(B)         The Registration Statement contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in the light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. Except for the Form 8-K/A required in connection with the filing of the historical financial statements pertaining to the acquisition of Vandalia Research, Inc., there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no material contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus or

Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which (x) have not been described or filed as required or (y) will not be filed within the requisite time period.

(C)         Except to the extent required by applicable law, the Company will not, without the prior consent of the Placement Agent (such consent not to be reasonably conditioned, withheld or delayed), prepare, use or refer to, any free writing prospectus.

(D)         The Company, if requested by the Placement Agent, has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Placement Agent acknowledges that all such materials as exist on the date of this letter are available or will be available on EDGAR. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares pursuant to the Placement other than the Base Prospectus, the Time of Sale Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

Section 3         REPRESENTATIONS AND WARRANTIES INCORPORATED BY REFERENCE. Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Purchasers in that certain Securities Purchase Agreement dated as of November 23, 2015, between the Company and each Purchaser, is hereby incorporated herein by reference (as though fully restated herein) and is, as of the date of this Agreement, hereby made to, and in favor of, the Placement Agent.

Section 4         REPRESENTATIONS OF MAXIM. Maxim represents and warrants and/or agrees (as the case may be) as of the date of this letter and as of the Closing, that it:

(i)          is a member in good standing of FINRA,

(ii)         is registered as a broker/dealer under the Securities Exchange Act of 1934 (the “Exchange Act”),

(iii)        is licensed as a broker/dealer under the laws of the States applicable to the offers and sales of Shares by Maxim,

(iv)        is and will be a limited liability company duly formed and validly existing under the laws of the State of Delaware,

(v)         has full power and authority to enter into and perform its obligations under this Agreement,

(vi)        will comply with all applicable provisions of the Securities Act and Exchange Act, and regulations thereunder, in connection with the sale of the Securities (including, but not limited to, Regulation M),

(vii)       no employee, member, manager or officer of the Placement Agent is subject to any of the disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (each, a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3),

(viii)      has a substantive, preexisting relationship with the Purchasers,

(ix)         has not and will not engage in or employ any form of general solicitation with respect to the offering of the Warrants (including any Common Stock underlying the Warrants) to any purchaser, including but not limited to any advertisement, article, notice or other communication regarding the Warrants (including any Common Stock underlying the Warrants) published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement, and

(x)          has not distributed and will not, without the Company’s consent, distribute any Free Writing Prospectus as defined in Rule 405 under the Securities Act.

Maxim will immediately notify the Company in writing of any change in its status as such. Maxim covenants that it will conduct the Transaction hereunder in compliance with the provisions of this Agreement and the requirements of applicable law, including the Rules and Regulations.

Section 5         INDEMNIFICATION. Maxim and the Company agree to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

Section 6         ENGAGEMENT TERM. Maxim’s engagement hereunder will expire on the earlier of (i) the final closing date of the Placement and (ii) the date a party terminates the engagement according to the terms of the next sentence (such date, the “Termination Date”). After an initial period of three (3) months from the date hereof, the engagement may be terminated at any time by either party upon 30 days written notice to the other party, effective upon receipt of written notice to that effect by the other party. If the Company elects to terminate for any reason other than for cause, which means the Maxim’s failure to provide the Placement services as contemplated by this Agreement (“Cause”), and within six (6) months following such termination, the Company completes any financing of equity, equity-linked or debt or other capital raising activity of the Company other than (i) the exercise by any person or entity of any options, warrants or other convertible securities and excluding (ii) sales to employees under any compensation or stock option plan approved by shareholders of the Company, (iii) shares issued in payment of the consideration for an acquisition or as part of a joint venture and (iv) conventional banking arrangements and commercial debt financing and (v) investors identified and introduced by the Company (subject to the $2,000,000 maximum previously referenced herein) with any of the investors contacted by Maxim during the term of this Agreement, then the Company will pay to Maxim upon the closing of such financing the compensation set forth in Section 1 herein (the “Termination Fee”). For the avoidance of doubt, no Termination Fee shall be payable if the Company terminates the engagement for Cause. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement, irrespective of whether a closing occurs. All such fees and reimbursements due shall be paid to Maxim on or before the Termination Date (in the event such fees and reimbursements are earned or owed as of the Termination Date) or upon the closing of the Placement or any applicable portion thereof (in the event such fees are due pursuant to the terms of Section 1 hereof). Maxim agrees not to use any confidential information concerning the Company provided to them by the Company for any purposes other than those contemplated under this Agreement.

Section 7         MAXIM INFORMATION. The Company agrees that any information or advice rendered by Maxim in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information (other than references to the historical fact of the Placement) in any manner without Maxim’s prior written consent.

Section 8         NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that Maxim is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Maxim hereunder, all of which are hereby expressly waived.

Section 9         CLOSING. The obligations of the Placement Agent, and the closing of the sale of the Shares hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein and in the Securities Purchase Agreement, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A)         No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(B)         The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(C)         All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Shares, the Warrants, the Registration Statement, the Base Prospectus and the Prospectus Supplement, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D)         The Placement Agent shall have received as of the Closing Date the favorable opinion of legal counsel to the Company dated as of such Closing Date, including, without limitation, a negative assurance letter from Pepper Hamilton LLP, addressed to the Placement Agent in form and substance reasonably satisfactory to the Placement Agent.

(E)         The Placement Agent shall have received as of the Closing Date the favorable intellectual property opinion of intellectual property counsel to the Company dated as of such Closing Date, addressed to the Placement Agent in form and substance reasonably satisfactory to the Placement Agent.

(F)         The Placement Agent shall have received as of the Closing Date the favorable legal opinion of British Virgin Island counsel to the to the Company, dated as of such Closing Date, addressed to the Placement Agent in form and substance reasonably satisfactory to the Placement Agent.

(G)         The Placement Agent shall have received as of the Closing Date the negative assurance letter of Harter Secrest & Emery LLP dated as of such Closing Date, addressed to the Placement Agent in form and substance reasonably satisfactory to the Placement Agent.

(H)         (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited or unaudited financial statements included or incorporated by reference in the Base Prospectus, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement.

(I)         The Shares are registered under the Exchange Act. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Shares under the Exchange Act, nor has the Company received any information suggesting that the Commission is contemplating terminating such registration.

(J)         Subsequent to the execution and delivery of this Agreement and up to the Closing Date, there shall not have occurred any of the following: (i) trading in securities generally on the Nasdaq Stock Market shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established generally on any such exchange or such market by the Commission or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(K)         No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Shares or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal, state or foreign court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Shares or materially and adversely affect the business or operations of the Company.

(L)         The Company shall have prepared and will file within one business day hereof with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(M)         The Company shall have entered into a Securities Purchase Agreement with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Purchasers.

(N)         FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(O)         Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

(P)         On or prior to the Closing Date, the Placement Agent shall have received a Lock-Up Agreement from such of the Company’s officers, directors and holders of five percent (5%) or greater of the Company’s common stock issued and outstanding as of the date hereof as reasonably requested by the Placement Agent.

(Q)         The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Shares under the Exchange Act or delisting or suspending from trading the Common Stock from the NASDAQ Capital Market, nor has the Company received any information suggesting that the Commission or NASDAQ Capital Market is contemplating terminating such registration or listing. To the Company’s knowledge, the Securities, the Warrants and Shares of Common Stock underlying the Warrants and Placement Agent’s Warrants shall be DTC eligible.

(R)         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, the obligations of the Placement Agent to consummate the Closing hereunder may be cancelled by the Representative after notice of such cancellation shall have be given to the Company in writing and the Company shall have been given a reasonable period of time to satisfy such condition (if such condition is capable of being satisfied).

Section 10        DELIVERY OF COLD COMFORT LETTER. As of the date hereof and as of the Closing Date, Placement Agent shall have received a letter, addressed to the Placement Agent and in form and substance satisfactory in all respects to the Placement Agent from each of Marcum LLP and RBSM LLP.

Section 11        GOVERNING LAW. This Agreement, and any dispute, claim or action arising under or in any way relating to this Agreement, will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is knowingly, voluntarily and irrevocably waived to the fullest extent permitted by applicable law. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii)

irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 12        ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Maxim and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representations and warranties, and applicable covenants set forth in any such purchase, subscription or other agreement with the Purchasers in the Placement.  All amounts stated in this Agreement are in US dollars unless expressly stated.

Section 13        NOTICES. All notices and communications hereunder shall be in writing and mailed or delivered or by email if subsequently confirmed in writing, and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows: (a) if to the Placement Agent, c/o Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: Equity Capital Markets, with a copy to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: General Counsel, and to Harter Secrest & Emery LLP, 1600 Bausch & Lomb Place, Rochester, NY 14604, Attention: James M. Jenkins, and (b) if to the Company, to the Company’s agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Pepper Hamilton, 620 Eighth Avenue, 37th Floor, New York, New York 10018, Attention: Merrill M. Kraines.

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Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Maxim the enclosed copy of this Agreement.

Very truly yours,

MAXIM GROUP LLC

By:	/s/ Clifford A. Teller
Name: Clifford A. Teller
Title: Executive Managing Director, IB

Accepted and Agreed to as of

the date first written above:

APPLIED DNA SCIENCES, INC.

By:	/s/ James A. Hayward
Name: James A. Hayward
Title: Chief Executive Officer

ADDENDUM A

INDEMNIFICATION PROVISIONS

In connection with the engagement of Maxim Group LLC (“Maxim”) by Applied DNA Sciences, Inc. (the “Company”) pursuant to a letter agreement dated November 17, 2015, between the Company and Maxim, as it may be amended from time to time in writing (the “Agreement”), the Company hereby agrees as follows:

1.	The Company hereby agrees to indemnify and hold Maxim, its officers, directors, principals, employees, affiliates, and stockholders, and their successors and assigns, harmless from and against any and all loss, claim, damage, liability, deficiencies, actions, suits, proceedings, costs and legal expenses or expense whatsoever (including, but not limited to, reasonable legal fees and other expenses and reasonable disbursements incurred in connection with defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever, or in appearing or preparing for appearance as witness in any proceeding, including any pretrial proceeding such as a deposition) (collectively the “Losses”) arising out of, based upon, or in any way related or attributable to, (i) any breach of a representation, warranty or covenant by the Company contained in this Agreement; or (ii) any activities or services performed hereunder by Maxim, except with respect to information related to Maxim or its plan of distribution furnished to the Company by Maxim for use in the Prospectus Supplement, unless it is finally judicially determined (and not subject to appeal) in a court of competent jurisdiction that such Losses were the primary and direct result of the willful misconduct or gross negligence of Maxim in performing the services hereunder.

2.	The Company agrees to notify Maxim promptly of the assertion against it or any other person of any claim or the commencement of any legal action, suit or proceeding relating to a transaction contemplated by the Agreement. If Maxim receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to this Addendum A, Maxim shall, within twenty (20) days of the receipt of such written notice, give the Company written notice thereof (a “Claim Notice”). Failure to give such Claim Notice within such twenty (20) day period shall not constitute a waiver by Maxim of its right to indemnity hereunder with respect to such action, suit or proceeding; provided, however, the indemnification hereunder may be limited by any such failure to provide a Claim Notice to the Company that materially prejudices the Company. Upon receipt by the Company of a Claim Notice from Maxim with respect to any claim for indemnification which is based upon a claim made by a third party (“Third Party Claim”), the Company may assume the defense of the Third Party Claim with counsel of its own choosing, as described below. Maxim shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trial and appeals as may be reasonably required in connection therewith. Maxim shall have the right to employ its own counsel in any such action which shall be at the Company's expense if (i) the Company shall have failed in a timely manner to assume the defense and employ counsel or experts reasonably satisfactory to Maxim in such litigation or proceeding or (ii) the named parties to any such litigation or proceeding (including any impleaded parties) include the Company and Maxim and representation of the Company and Maxim by the same counsel or experts would, in the reasonable opinion of Maxim, be inappropriate due to actual or potential differing interests between the Company and Maxim. The Company shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of Maxim, which consent shall not be conditioned or delayed and which shall not be required if Maxim is granted a release in connection therewith. The indemnification provisions hereunder shall survive the termination or expiration of this Agreement.

3.	The Company further agrees, upon demand by Maxim, to promptly reimburse Maxim for, or pay, any loss, claim, damage, liability or expense as to which Maxim has been indemnified herein with such reimbursement to be made currently as any loss, damage, liability or expense is incurred by Maxim. Notwithstanding the provisions of the aforementioned Indemnification, any such reimbursement or payment by the Company of fees, expenses, or disbursements incurred by Maxim shall be repaid by Maxim in the event of any proceeding in which a final judgment (after all appeals or the expiration of time to appeal) is entered in a court of competent jurisdiction against Maxim based solely upon its gross negligence or willful misconduct in the performance of its duties hereunder, and provided further, that the Company shall not be required to make reimbursement or payment for any settlement effected without the Company’s prior written consent (which consent shall not be unreasonably withheld or delayed).

4.	If for any reason the foregoing indemnification is unavailable or is insufficient to hold such indemnified party harmless, the Company agrees to contribute the amount paid or payable by such indemnified party in such proportion as to reflect not only the relative benefits received by the Company, as the case may be, on the one hand, and Maxim, on the other hand, but also the relative fault of the Company and Maxim as well as any relevant equitable considerations. In no event shall Maxim contribute in excess of the fees actually received by it pursuant to the terms of this Agreement.

5.	For purposes of this Agreement, each officer, director, stockholder, and employee or affiliate of Maxim and each person, if any, who controls Maxim (or any affiliate) within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, shall have the same rights as Maxim with respect to matters of indemnification by the Company hereunder.

MAXIM GROUP LLC

By:	/s/ Clifford A. Teller
Name: Clifford A. Teller
Title: Executive Managing Director, IB

Accepted and Agreed to as of

the date first written above:

APPLIED DNA SCIENCES, INC.

By:	/s/ James A. Hayward
Name: James A. Hayward
Title: Chief Executive Officer

[Sig Page to Indemnification Provisions

Pursuant to Placement Agency Agreement

between Applied DNA Sciences, Inc. and Maxim Group LLC]

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